EXHIBIT 10.3
EXECUTION VERSION
FOURTH AMENDMENT TO
PURCHASE AND SALE AGREEMENT
FOURTH AMENDMENT, dated as of September 4, 2007 (this “Amendment”), to that certain Purchase and Sale Agreement dated as of December 18, 2001, as amended by a First Amendment to Purchase and Sale Agreement dated as of March 31, 2004, by a Second Amendment to Purchase and Sale Agreement dated as of October 22, 2004 and by a Third Amendment to Purchase and Sale Agreement dated as of September 7, 2006 (as so amended, the “Purchase and Sale Agreement”), by and among LAND O’LAKES, INC., a Minnesota cooperative corporation (“LOL”), LAND O’LAKES PURINA FEED LLC, a Delaware limited liability company (“Feed”), and PURINA MILLS, LLC, a Delaware limited liability company, as originators (each an “Originator” and collectively, the “Originators”), Feed, as initial Servicer, and LOL SPV, LLC, a Delaware limited liability company, as purchaser (the “SPV Purchaser”).
W I T N E S S E T H:
     WHEREAS, pursuant to the Purchase and Sale Agreement, each of the Originators has sold or contributed, and will continue to sell or contribute, all of the Receivables and Related Rights that it owns, and from time to time hereafter will own or that it will from time to time hereafter originate in the ordinary course of each Originator’s respective businesses, to the SPV Purchaser;
     WHEREAS, the SPV Purchaser has entered into a Second Amended and Restated Receivables Purchase Agreement, dated as of September 7, 2006 (the “Existing Receivables Purchase Agreement”), by and among the SPV Purchaser, as Seller, Feed, as initial Servicer, CoBank, ACB, as Administrator, and any other Persons that may, from time to time, be party thereto as Purchasers, pursuant to which, among other things, the SPV Purchaser may sell to the Administrator, for the benefit of the Purchasers, undivided interests in the Receivables and Related Rights;
     WHEREAS, the parties to the Existing Receivables Purchase Agreement desire to amend and restate the Existing Receivables Purchase Agreement on the terms and conditions set forth in that certain Third Amended and Restated Receivables Purchase Agreement, dated as of September 4, 2007 (the “Second Amended and Restated Receivables Purchase Agreement”), by and among the SPV Purchaser, as Seller, LOL, as initial Servicer, CoBank, ACB, as Administrator, and any other Persons that may, from time to time, be party thereto as Purchasers;
     WHEREAS, the amendment and restatement of the Existing Receivables Purchase Agreement also requires certain conforming amendments to the Purchase and Sale Agreement;

     WHEREAS, the parties to the Purchase and Sale Agreement wish to amend the Purchase and Sale Agreement to add Winfield Solutions, LLC, a Delaware limited liability company (“Winfield”) as an Originator; and
     WHEREAS, the parties to the Purchase and Sale Agreement desire to amend the Purchase and Sale Agreement in the manner set forth herein;
     NOW, THEREFORE, the parties hereto hereby agree as follows:
     1. Defined Terms. Terms defined in the Purchase and Sale Agreement and used herein shall have the meanings given to them in the Purchase and Sale Agreement (as the same may be amended hereby).
     2. Acknowledgment of and Consent to Third Amended and Restated Receivables Purchase Agreement. Each of the parties hereto acknowledges and consents to the amendment and restatement of the Existing Receivables Purchase Agreement on the terms and conditions set forth in the Third Amended and Restated Receivables Purchase Agreement
     3. Amendment to Definition of “Receivables Purchase Agreement” under the Purchase and Sale Agreement. Each of the parties hereto agrees that all references to the “Receivables Purchase Agreement” contained in the Purchase and Sale Agreement shall be deemed to be references to the Third Amended and Restated Receivables Agreement (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time).
     4. Amendment to Purchase and Sale Agreement Regarding Winfield Solutions, LLC as Originator. Effective as of the Amendment Effective Date (as defined below), Winfield shall be become a party to the Purchase and Sale Agreement, and by its signature below Winfield hereby accepts and ratifies the Purchase and Sale Agreement and agrees to become a party to and to be bound by all of the terms and conditions of the Purchase and Sale Agreement and each of the other Transaction Documents to which each Originator is a party. Effective as of the Amendment Effective Date, Winfield shall be an “Originator” under the Purchase and Sale Agreement.
     5. Amendment to Section 4.1(h) of the Purchase and Sale Agreement. Section 4.1(h) of the Purchase and Sale Agreement is hereby amended by deleting the legend set forth therein and replacing it with the following legend:
THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD OR CONTRIBUTED TO LOL SPV, LLC, PURSUANT TO A PURCHASE AND SALE AGREEMENT, DATED AS OF DECEMBER 18, 2001, AS AMENDED FROM TIME TO TIME, BY AND BETWEEN LOL SPV, LLC, LAND O’LAKES, INC., LAND O’LAKES PURINA FEED LLC, PURINA MILLS, LLC AND WINFIELD SOLUTIONS, LLC; AN OWNERSHIP AND SECURITY INTEREST IN THE RECEIVABLES DESCRIBED HEREIN HAS

BEEN GRANTED AND ASSIGNED TO COBANK, ACB, AS ADMINISTRATOR, PURSUANT TO A THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT DATED AS OF SEPTEMBER 4, 2007, AS AMENDED FROM TIME TO TIME, BY AND AMONG LOL SPV, LLC (AS SELLER), LAND O’LAKES, INC. (AS INITIAL SERVICER), COBANK, ACB, AND THE OTHER PURCHASERS FROM TIME TO TIME PARTY THERETO; AND COBANK, ACB (AS ADMINISTRATOR);
     6. Amendment to Appendix A to the Purchase and Sale Agreement. Appendix A to the Purchase and Sale Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:
“Originator(s)” means LOL, Feed, Purina, Winfield or any other Person which is or at any time hereafter becomes a party to this Agreement, in its capacity as an originator of Receivables.
“Winfield” means Winfield Solutions, LLC, a Delaware limited liability company.
     7. Amendment to Schedule 6.2 to the Purchase and Sale Agreement. Schedule 6.2 to the Purchase and Sale Agreement is hereby amended by deleting existing Schedule 6.2 and replacing it in its entirety with Amendment Schedule A attached hereto.
     8. Amendment to Schedule 9.2 to the Purchase and Sale Agreement. Schedule 9.2 to the Purchase and Sale Agreement is hereby amended by deleting existing Schedule 9.2 and replacing it in its entirety with Amendment Schedule B attached hereto.
     9. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the following conditions have been satisfied:
     (a) Each of the Originators shall have executed and delivered this Amendment to SPV Purchaser, and the Administrator shall have received a copy of this Amendment executed by each of the Originators and the SPV Purchaser.
     (b) The SPV Purchaser and the Administrator shall have received reasonably satisfactory evidence that the Second Amended and Restated Receivables Purchase Agreement has become effective.
     (c) SPV Purchaser shall have received each of the following (with copies to the Administrator), on or before the Amendment Effective Date, each in form and substance (including the date thereof) reasonably satisfactory to the SPV Purchaser and the Administrator:
     (i) A certificate of the Secretary of Winfield certifying (A) a copy of the resolutions of its Board of Directors (or equivalent governing authority) approving this Agreement and the other Transaction Documents to be delivered by it in connection herewith and the transactions contemplated hereby; (B) the names and true signatures of the officers authorized on its behalf to sign this Agreement and the other Transaction Documents to be delivered by it in connection herewith (on which certificate the Administrator and the SPV Purchaser may conclusively rely until such time as the Administrator shall receive from Winfield a revised certificate meeting the requirements of this subsection (c)(i)); (C) a copy of its by-laws, operating agreement or equivalent organizational document(s); and (D) all documents evidencing other necessary action and governmental approvals, if any, with respect to this Agreement and the other Transaction Documents to which it is a party;
     (ii) Acknowledgment copies or time-stamped receipt copies, of the proper financing statements (Form UCC-1), in the case of Winfield, or financing statement amendments (Form UCC-3), in the case of each other Originator, filed on or prior to the Amendment Effective Date, naming each Originator, as the debtor and seller, and the SPV Purchaser as the secured party and purchaser and naming the Administrator, for the benefit of the Purchasers under the Receivables Purchase Agreement, as assignee of the SPV Purchaser of the Receivables and the Related Rights of such Originator transferred hereunder, or other similar instruments or documents, as may be necessary or, in Servicer’s or the Administrator’s reasonable opinion, desirable under the UCC or any comparable law of all appropriate jurisdictions to perfect the SPV Purchaser’s ownership interest in all Receivables and Related Rights in which an ownership interest may be assigned to it thereunder or hereunder;
     (iii) An SPV Purchaser Note in favor of Winfield, duly executed by the SPV Purchaser;
     (iv) Favorable opinions of (A) Lindquist & Vennum PLLP, special counsel to the Originators, as to true sale, non-substantive consolidation, perfection and other matters and (B) internal counsel to Winfield as to corporate authority, each in form and substance reasonably acceptable to the Administrator and its counsel;
     (v) A certificate from an officer of Winfield to the effect that Winfield has taken all steps necessary to ensure that there shall be placed on the Receivables books and records of Winfield (including electronic tapes and data processing reports) with the legend set forth in Section 4.1(h) of the Purchase and Sale Agreement (or the substantive equivalent thereof);
     (vi) Good standing (and foreign qualification, as applicable) certificates for Winfield issued by the Secretaries of State of the jurisdictions of its incorporation or formation and its principal place of business; and
     (vii) Such other agreements, instruments, UCC financing statements, certificates, opinions and other documents as the SPV Purchaser or the Administrator may reasonably request.
     (d) The SPV Purchaser shall be satisfied that the representations and warranties set forth in Section 10 hereof are true and correct on and as of the Amendment Effective Date.
     10. Representations and Warranties. To induce the SPV Purchaser to enter into this Amendment, by its signature below, each of the Originators hereby represents and warrants to the SPV Purchaser that:
     (a) This Amendment has been duly executed and delivered by each of the Originators. The execution and delivery by each of the Originators of this Amendment has been duly authorized by proper proceedings, and this Amendment constitutes the legal, valid and binding obligation of each of the Originators, enforceable against each Originator in accordance with its terms.
     (b) The execution and delivery by each of the Originators of this Amendment and the performance by each of the Originators of this Amendment and the Purchase and Sale Agreement, as amended hereby, (i) are within the corporate or other legal authority of such Person, (ii) have been duly authorized by all necessary corporate or other proceedings and (iii) do not and will not conflict with or result in any breach or contravention of any Applicable Law or any Contractual Obligation or operating agreement or other governing document of each Originator.
     (c) After giving effect to this Amendment, each of the representations and warranties of each of the Originators contained in Article V of the Purchase and Sale Agreement or in any certificate or report delivered pursuant to or in connection with the Purchase and Sale Agreement was true in all respects as of the date as of which it was made and is true in all respects on the date hereof (except to the extent that such representations and warranties relate expressly to an earlier date).
     (d) After giving effect to this Amendment, no Unmatured Termination Event or Termination Event has occurred and is continuing.
     (e) Each of the Originators’ obligations and liabilities to the SPV Purchaser and the Administrator, as evidenced by or otherwise arising under the Purchase and Sale Agreement or the Transaction Documents, are hereby ratified and confirmed in all respects.
     11. Severability; Headings. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The section and subjection headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.
     12. Continuing Effect of Other Documents. This Amendment shall not constitute an amendment or waiver of any other provision of the Purchase and Sale Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of any Originator that would require a waiver or consent of the SPV Purchaser (with the consent of the Administrator). Except as expressly amended, modified and supplemented hereby, the provisions of the Purchase and Sale Agreement are and shall remain in full force and effect.
     13. GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MINNESOTA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).
     14. Miscellaneous. From and after the date hereof, each reference to the Purchase and Sale Agreement in the Purchase and Sale Agreement and the other Transaction Documents shall be deemed to be a reference to the Purchase and Sale Agreement as modified by this Amendment. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment. In making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.
[Signatures follow on next page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

LAND O’LAKES, INC. as Originator and as
Servicer

By:	/s/ Daniel Knutson

Name: Daniel Knutson Title: Sr. Vice President & CFO

LAND O’LAKES PURINA FEED LLC, as
Originator

By:	/s/ Daniel Knutson

Name: Daniel Knutson Title: Sr. Vice President & CFO

PURINA MILLS, LLC, as Originator

By:	/s/ Daniel Knutson

Name: Daniel Knutson Title: Sr. Vice President & CFO

WINFIELD SOLUTIONS, LLC, as Originator

By:	/s/ Peter S. Janzen

Name: Peter S. Janzen Title: Secretary
[Signature Page to Fourth Amendment to Purchase and Sale Agreement]

LOL SPV, LLC, as SPV Purchaser

By:	/s/ Daniel Knutson

Name: Daniel Knutson Title: Sr. Vice President & CFO
[Signature Page to Fourth Amendment to Purchase and Sale Agreement]

ACKNOWLEDGED AND CONSENTED TO:

COBANK, ACB, as Administrator

By:	/s/ Michael Tousignant

Name: Michael Tousignant Title: VP
[Signature Page to Fourth Amendment to Purchase and Sale Agreement]

AMENDMENT SCHEDULE A
List of Lockbox Banks

Bank	Location	Account
Wells Fargo & Company	Minneapolis, MN	2391446909
Wells Fargo & Company	Minneapolis, MN	2391445901
Wells Fargo & Company	Minneapolis, MN	2391454580
Wells Fargo Bank, MN	Minneapolis, MN	4030012942
Wells Fargo & Company	Minneapolis, MN	4121577514
PNC Bank	Pittsburgh, PA	8550541334
Bank of America	Chicago, IL	8188201691
Bank of America	Dallas, TX	180389890
Bank of America	San Francisco, CA	8666024262
Bank of America	Chicago, IL	8666513747
Bank of America	Chicago, IL	8666019657

AMENDMENT SCHEDULE B
Addresses
A. LOL SPV, LLC
1080 County Road F West
Shoreview, MN 55126
Attention: Fernando Palacios
Telephone: 651-765-5508
Facsimile: 651-765-5509
With a copy to:
Land O’Lakes, Inc.
4001 Lexington Ave. North
Arden Hills, MN 55112
Attention: Peter Simonse
Telephone: 651-481-2092
Facsimile: 651-481-2288
B. Land O’Lakes Purina Feed LLC
1080 County Road F West
Shoreview, MN 55126
Attention: Bill Pieper
Telephone: 651-765-5546
Facsimile: 651-765-5509
With a copy to:
Land O’Lakes, Inc.
4001 Lexington Ave. North
Arden Hills, MN 55112
Attention: Peter Simonse
Telephone: 651-481-2092
Facsimile: 651-481-2288
C. Land O’Lakes, Inc.
4001 Lexington Ave. North
Arden Hills, MN 55112
Attention: Peter Simonse
Telephone: 651-481-2092
Facsimile: 651-481-2288
D. Winfield Solutions, LLC
1080 County Road F West
Shoreview, MN 55126
Attention: Peter Simonse
Telephone: 651-481-2092
Facsimile: 651-481-2288